Exhibit 17(a)


       IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR PNC FUNDS, INC. SHAREHOLDER MEETING TO BE HELD ON DECEMBER 15, 2009. THE
         PROXY STATEMENT FOR THIS MEETING IS AVAILABLE AT _____________.

PROXY TABULATOR               EVERY SHAREHOLDER'S VOTE IS IMPORTANT
____________________          *** 3 EASY WAYS TO VOTE YOUR PROXIES ***

____________________
                                            CONSOLIDATED PROXY CARD

                              The top half of this form is your Consolidated Proxy Card. It reflects all of your accounts registered to the same Social Security or Tax I.D. number at this address. By voting and signing the Consolidated Proxy Card, you are voting all of these accounts in the same manner as indicated on the reverse side of this form.

                              CALL: To vote by phone call toll-free _________and follow the recorded instructions.

                              LOG-ON: Vote on the internet at www._____________ and follow the on-screen instructions.

                              MAIL: Return the signed proxy card in the enclosed envelope.

        "FUND NAME"                           SPECIAL MEETING OF SHAREHOLDERS ON
                                                               DECEMBER 15, 2009

     PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF PNC FUNDS, INC.

The undersigned hereby appoints __________ and __________, jointly and severally, as proxies ("Proxies"), with full power to appoint a substitute, and hereby authorizes them to represent and to vote, as designated below, all of the interests in PNC Funds, Inc. (the "Funds") held of record by the undersigned on __________, 2009 at the Special Meeting (the "Meeting") of Shareholders of the Funds to be held on December 15, 2009, at 10:00 a.m., Eastern time, at the offices of PNC Capital Advisors, LLC, 2nd Floor, Two Hopkins Plaza, Baltimore, Maryland and at any and all adjournments thereof, with all the powers the undersigned would possess if personally present at such Meeting, and hereby revokes any proxies that may previously have been given by the undersigned with respect to the interests in the Funds covered hereby. I acknowledge receipt of the Notice of the Special Meeting of Shareholders and the Proxy Statement dated __________, 2009.

                              PLEASE MARK, SIGN, DATE AND RETURN THE VOTING INSTRUCTIONS CARD PROMPTLY USING THE ENCLOSED ENVELOPE, IF YOU DO NOT WISH TO VOTE BY INTERNET OR BY PHONE.

                              Dated
                                    --------------------


                              ------------------------------   -----------------
                              Signature(s) of Participant(s)   (SIGN IN THE BOX)

                              Note: Signature(s) should agree with the name(s) printed herein. When signing as attorney, executor, administrator, trustee or guardian, please give your full name as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

                                              INDIVIDUAL BALLOTS

IF YOU HAVE VOTED THE         On the reverse side of this form (and on
CONSOLIDATED PROXY CARD       accompanying pages, if necessary) you will find
ABOVE, DO NOT VOTE THE        individual ballots, one for each of your funds. If
INDIVIDUAL BALLOTS ON THE     you wish to vote for each of the funds separately,
REVERSE SIDE AND ANY          sign in the signature box below, mark each
ACCOMPANYING PAGES.           individual ballot to indicate your vote, detach
                              the form at the perforation above and return the individual ballots portion only.

                              NOTE: IF YOU ELECT TO VOTE EACH FUND SEPARATELY, DO NOT RETURN THE CONSOLIDATED PROXY CARD ABOVE.

                              SIGN BELOW ONLY IF YOU ARE VOTING EACH FUND
                              SEPARATELY.

                              Dated _______________


                              -----------------------   ------------------------
                              Signature(s)              (PLEASE SIGN IN THE BOX)

                              Please date and sign exactly as your name appears hereon. If shares are registered in more than one name, all participants should sign this voting instruction; but if one participant signs, this signature binds the other participant(s). When signing as an attorney, executor, administrator, agent, trustee, guardian or custodian for a minor, please give full title as such. If a corporation, please sign in full corporate name by an authorized person. If a partnership, please sign in partnership name by an authorized person.

PLEASE FILL IN BOX(ES) AS SHOWN USING BLACK OR BLUE INK OR NUMBER 2 PENCIL. PLEASE DO NOT USE FINE POINT PENS. [X]

     THE PROXY FOR WHICH VOTING INSTRUCTIONS ARE BEING REQUESTED IS BEING SOLICITED BY THE BOARD OF DIRECTORS OF THE FUND WHO RECOMMENDS A VOTE "FOR" EACH OF THE PROPOSALS.

                             CONSOLIDATED PROXY CARD

   The voting instruction will be voted as marked. IF NOT MARKED, THIS VOTING
                 INSTRUCTION WILL BE VOTED "FOR" THE PROPOSALS.

                                                                                         FOR    AGAINST   ABSTAIN
                                                                                         ALL      ALL     FOR ALL
                                                                                        FUNDS    FUNDS     FUNDS
Proposal 1:   For each Fund, to approve the Agreement and Plan of Reorganization by      [ ]      [ ]       [ ]
              and between PNC Funds, Inc. and the Allegiant Funds, which provides for
              (i) the transfer of all of the assets and liabilities of each series of
              PNC Funds, Inc. (each, a "PNC Fund") in exchange for shares of a corresponding series of the Allegiant Funds and (ii) the distribution of shares of designated classes of the corresponding Allegiant Fund of equal value to the shareholders of each PNC Fund in liquidation of each
              PNC Fund.

Proposal 2:   For each Fund, to approve a new investment advisory agreement by and       [ ]      [ ]       [ ]
              between PNC Funds, Inc. and PNC Capital Advisors, LLC.

              INSTRUCTION: You may vote separately on these proposals for each of your Funds. If you wish to do so, then please vote using the individual ballots for each Fund below. NOTE: IF YOU HAVE USED THE CONSOLIDATED
              BALLOT ABOVE, DO NOT VOTE THE INDIVIDUAL BALLOTS BELOW.


                              PLEASE SIGN AND DATE ON THE REVERSE SIDE
             (TRIANGLE) DETACH CONSOLIDATED PROXY CARD AT PERFORATION BELOW (TRIANGLE)

                               INDIVIDUAL BALLOTS

                  (FUND NAME APPEARS HERE)                                       (FUND NAME APPEARS HERE)
------------------------------------------------------------   ------------------------------------------------------------
                                    FOR    AGAINST   ABSTAIN                                       FOR    AGAINST   ABSTAIN
                                   -----   -------   -------                                      -----   -------   -------
1.   For the Fund, to approve       [ ]      [ ]       [ ]      1.   For the Fund, to approve      [ ]      [ ]       [ ]
     the Agreement and Plan of                                       the Agreement and Plan of
     Reorganization between                                          Reorganization between PNC
     PNC Funds, Inc. and                                             Funds, Inc. and Allegiant
     Allegiant Funds for the                                         Funds for the transfer of
     transfer of the assets                                          the assets and liabilities
     and liabilities of such                                         of such Fund in exchange
     Fund in exchange for                                            for shares of the
     shares of the                                                   corresponding Allegiant
     corresponding Allegiant                                         Fund and the distribution
     Fund and the distribution                                       of shares of the
     of shares of the                                                designated class of such
     designated class of such                                        corresponding Allegiant
     corresponding Allegiant                                         Fund of equal value to the
     Fund of equal value to                                          shareholders of such Fund
     the shareholders of such                                        in liquidation of such
     Fund in liquidation of                                          Fund.
     such Fund.

2.   For the Fund, to approve       [ ]      [ ]       [ ]      2.   For the Fund, to approve a    [ ]      [ ]       [ ]
     a new investment advisory                                       new investment advisory
     agreement by and between                                        agreement by and between
     PNC Funds, Inc. and PNC                                         PNC Funds, Inc. and PNC
     Capital Advisors, LLC.                                          Capital Advisors, LLC.

                  (FUND NAME APPEARS HERE)                                       (FUND NAME APPEARS HERE)
------------------------------------------------------------   ------------------------------------------------------------
                                    FOR    AGAINST   ABSTAIN                                       FOR    AGAINST   ABSTAIN
                                   -----   -------   -------                                      -----   -------   -------
1.   For the Fund, to approve       [ ]      [ ]       [ ]      1.   For the Fund, to approve      [ ]      [ ]       [ ]
     the Agreement and Plan of                                       the Agreement and Plan of
     Reorganization between                                          Reorganization between PNC
     PNC Funds, Inc. and                                             Funds, Inc. and Allegiant
     Allegiant Funds for the                                         Funds for the transfer of
     transfer of the assets                                          the assets and liabilities
     and liabilities of such                                         of such Fund in exchange
     Fund in exchange for                                            for shares of the
     shares of the                                                   corresponding Allegiant
     corresponding Allegiant                                         Fund and the distribution
     Fund and the distribution                                       of shares of the
     of shares of the                                                designated class of such
     designated class of such                                        corresponding Allegiant
     corresponding Allegiant                                         Fund of equal value to the
     Fund of equal value to                                          shareholders of such Fund
     the shareholders of such                                        in liquidation of such
     Fund in liquidation of                                          Fund.
     such Fund.

2.   For the Fund, to approve       [ ]      [ ]       [ ]      2.   For the Fund, to approve a    [ ]      [ ]       [ ]
     a new investment advisory                                       new investment advisory
     agreement by and between                                        agreement by and between
     PNC Funds, Inc. and PNC                                         PNC Funds, Inc. and PNC
     Capital Advisors, LLC.                                          Capital Advisors, LLC.